UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 28, 2005

                          Third Wave Technologies, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                               000-31745             39-1791034
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(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)


502 South Rosa Road, Madison, Wisconsin                               53719
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (608) 273-8933
              (Registrant's Telephone number, including area code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))


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Item 1.01. Entry into a Material Definitive Agreement.

      Pursuant to an Employment Agreement dated as of October 16, 2003, as amended as of June 14, 2004 (the "Employment Agreement"), Third Wave Technologies, Inc. ("Third Wave") employed Lance Fors as its Executive Chairman. On July 25, 2005, Third Wave and Mr. Fors entered into Amendment No. 2 to Employment Agreement (the "Amendment") which amended the Employment Agreement and pursuant to which Mr. Fors resigned as Executive Chairman and Director.

      Under the terms of the Amendment, Mr. Fors will cease to be the Executive Chairman and a Director of Third Wave on August 1, 2005 and will remain as a non-executive employee of Third Wave in the role of technology advisor through June 30, 2007 (the "Term"). In this role, Mr. Fors is permitted to work for other companies, provided that during the term of his employment with Third Wave, Mr. Fors may not (i) perform certain services for competing entities engaged in the development, design, manufacture, marketing, distribution or sale of nucleic acid molecular diagnostics in certain restricted geographic areas,
(ii) solicit or divert business from certain Third Wave customers, or (iii) solicit or hire Third Wave employees, representatives or consultants. In addition, Mr. Fors will not be required to assign to Third Wave any inventions that he conceives, develops and reduces to practice after July 25, 2005 if such inventions do not relate to Third Wave's business.

      Pursuant to the Amendment, Mr. Fors is entitled to continue to receive his annual base compensation and severance compensation through June 30, 2007, as previously agreed, but is no longer entitled to receive bonus compensation or equity incentives. If, prior to the expiration of the Term, Third Wave terminates Mr. Fors' employment pursuant to the Amendment, other than as a result of a "Cause Event" (as defined in the Amendment), Mr. Fors is entitled to the balance of his base compensation under the Amendment through the expiration of the Term.

      Under the terms of the Amendment, all stock options granted to Mr. Fors shall continue to vest in accordance with their original terms, and upon the termination of Mr. Fors' employment pursuant the Amendment all stock options granted to Mr. Fors shall be immediately accelerated and shall be considered fully vested and shall be open for exercise until the latest date on which those options are eligible to be exercised under the applicable option grant agreements, determined without regard to such termination.

      A copy of the Amendment is filed with this report as Exhibit 10.1 and is hereby incorporated by reference herein. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

      Pursuant to the Amendment described above in Item 1.01, Lance Fors resigned as Executive Chairman and Director of Third Wave in order to pursue other personal and business interests. Under the terms of the Amendment, Mr. Fors will cease to be the Executive Chairman and a Director of Third Wave on August 1, 2005.


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

(d)

      On July 25, 2005, Third Wave's Board of Directors appointed James P. Connelly to fill a vacancy on the Board of Directors. Mr. Connelly's term will expire at the 2008 Annual Stockholders' Meeting. Third Wave's Board of Directors also appointed Mr. Connelly to serve on the Audit Committee in place of Sam Eletr, who had been serving on the Audit Committee on a temporary basis since the 2005 Annual Stockholders' Meeting.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On July 25, 2005, Third Wave's Board of Directors adopted an amendment to Third Wave's Amended and Restated Bylaws to add a provision prohibiting Third Wave from directly or indirectly extending or maintaining credit, arranging for the extension of credit, or renewing an extension of credit, in the form of a personal loan, to or for any director or executive officer.

Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Pursuant to the Amendment described above in Item 1.01, Third Wave agreed that, due to his limited role as technology advisor to Third Wave, Mr. Fors shall be exempt from the provisions of Third Wave's Insider Trading Policy, compliance with which is otherwise required under Third Wave's Code of Business Conduct. The Amendment provides that Mr. Fors shall be responsible for consulting with his own counsel (at his own expense) regarding any purchase or sale of any Third Wave securities.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      10.1  Amendment No. 2 to Lance Fors Employment Agreement *

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* Management Contract


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               THIRD WAVE TECHNOLOGIES, INC.

Date: July 28, 2005                            By: /s/ Kevin T. Conroy
                                                   -----------------------------
                                                   Name: Kevin T. Conroy
                                                   Title: Vice President,
                                                   General Counsel and Secretary


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

                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC

                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Date of Event Reported: July 25, 2005              Commission File No: 000-31745

                          THIRD WAVE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description
-----------       -------------------

   10.1           Amendment No. 2 to Lance Fors Employment Agreement *

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* Management Contract